[APS LETTERHEAD]

                                  April 6, 1999

VIA TELECOPY (212) 888-6757

M. J. Whitman Advisers, Inc. and
EQSF Advisers, Inc.
767 Third Avenue
New York, NY  10017-2023

Attn:  Ian M. Kirschner, General Counsel and Secretary

         Re: Exchange of Common Stock of American Physicians Service Group, Inc.
             ("APS") for Common Stock of Prime Medical Services, Inc. ("PMSI")

Dear Mr. Kirschner:

         This letter agreement upon your execution hereof below, will evidence the binding agreement between each of M. J. Whitman Advisers, Inc. ("Whitman"), Third Avenue Value Fund ("TAVF") and the Third Avenue Value Portfolio of the WRL Series Fund ("TAP"), and APS for Whitman, TAVF and TAP to exchange an aggregate of 1,199,400 shares of the $0.10 par value common stock of APS owned by TAVF, TAP and Whitman (being 1,109,900 shares owned by TAVF, 46,000 shares owned by TAP and 43,500 shares owned by Whitman) for a total of 599,700 shares of the $0.01 par value common stock of PMSI owned by APS. The exchange will be effective as of April 1, 1999.

         APS hereby represents and warrants to each of TAVF, TAP and Whitman that the PMSI shares to be received from APS as described above have been registered with the SEC under a Form S-3 Registration Statement (No. 333-47621), which Registration Statement is currently effective. A Prospectus with respect to such Registration Statement has previously been delivered to you.

         If you are in agreement with the foregoing, please execute this letter agreement in the spaces provided below and fax a signed copy back to the undersigned at (512) 314-4398, whereupon this will become a binding agreement among us.

         Then, please forward instructions to your broker(s) to transfer the TAVF, TAP and Whitman APS shares into certificates issued in the name of APS and deliver the certificates to the undersigned, whereupon we will forward you certificates for the appropriate number of PMSI shares.

M. J. Whitman Advisers, Inc. and
EQSF Advisers, Inc.
April 15, 1999
Page 2



Unless otherwise instructed by you, we will allocate the PMSI shares to Whitman, TAVF and TAP ratably in accordance with their respective ownership of the APS shares we are receiving.

         Thank you for your assistance in this regard. If you have any questions please do not hesitate to call me.

                                       Very truly yours,

                                       /s/ William H. Hayes
                                       ---------------------------
                                       William H. Hayes, Chief Financial Officer

ACCEPTED AND AGREED TO:

THIRD AVENUE TRUST ON BEHALF OF
THE THIRD AVENUE VALUE
FUND SERIES                                      M.J. WHITMAN ADVISERS, INC.

By:  /s/ Martin J. Whitman                       By:  /s/ Martin J. Whitman

Printed Name:  Martin J. Whitman                 Printed Name: Martin J. Whitman

Title:  Chairman of the Board                    Title: Chairman of the Board



THIRD AVENUE VALUE PORTFOLIO
OF THE WRL SERIES FUND

By: EQSF Advisers, Inc.

By:  /s/ Martin J. Whitman

Printed Name:  Martin J. Whitman

Title:  Chairman of the Board